UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION
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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

June 10, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation (the “Company”) to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Thursday July 21, 2016 at 11:00 a.m., Eastern Daylight Time.

Pursuant to the rules promulgated by the U.S. Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2016 Proxy Statement and Annual Report and vote over the Internet. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the ratification of the appointment of the Company’s independent registered public accounting firm, the vote to approve an amendment to the Company’s 2010 Incentive Plan to increase the number of shares available to be issued under the Company’s 2010 Incentive Plan and the non-binding advisory vote to approve the Company’s executive compensation.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Sushil Dhiman

President and

Chief Executive Officer

SMTC Corporation

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

NOTICE OF 2016 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON JULY 21, 2016

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Thursday July 21, 2016 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.     To elect five directors to serve until the 2017 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2017.

3.     To approve an amendment to the Company’s 2010 Incentive Plan to increase the number of shares available to be issued under the Company’s 2010 Incentive Plan.

4.     To hold a non-binding advisory vote to approve the Compensation of the Company’s Named Executive Officers.

5.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on May 27, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 21, 2016. THE PROXY STATEMENT AND 2015 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.SMTC.COM/PROXY.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Sushil Dhiman

President and

Chief Executive Officer

Markham, Ontario
June 10, 2016

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

PROXY STATEMENT
2016 ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2016 Annual Meeting of Stockholders to be held on Thursday July 21, 2016 at 11:00 a.m., Eastern Daylight Time, at our principal executive offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2015” mean our fiscal period 2015, which began on December 29, 2014 and ended on January 3, 2016. We refer to the 2016 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the U.S. Securities and Exchange Commission rules, we are making this Proxy Statement and our 2015 annual report available to our stockholders electronically via the Internet. On or about June 10, 2016, we mailed to our common stockholders of record as of the close of business on May 27, 2016 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our 2015 annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and 2015 annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who may attend and vote?

Our Board has fixed the close of business on May 27, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof (the “record date”). Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 16,510,180 shares of our Common Stock were issued and outstanding.

At least ten days before the Annual Meeting, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any Stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●     Stockholder of Record - If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

●     Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use to vote the shares of which you are the beneficial owner. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How do I vote?

As a Stockholder, you have the right to vote on specified business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this Proxy Statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-800-652-8683 and following the instructions on the proxy card;

●	By Internet—You can vote over the Internet at http://smtc.com/proxy by following the instructions on the Notice; or

●

By Mail—If you received your proxy materials by mail or printed the proxy card posted at http://smtc.com/proxy, you can vote by mail by completing, signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for Stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on July 20, 2016.

If you vote by proxy, you enable the individuals named in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What does the Board of Directors recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote “FOR” the election of the named director nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” an amendment to the Company’s 2010 Incentive Plan to increase the number of shares available to be issued under the Company’s 2010 Incentive Plan and “FOR” a non-binding advisory vote for approval of compensation of the Company’s named executive officers.

What vote is required for approval of the proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required for approval of the proposals.

●

For the election of directors, the six candidates receiving the greatest number of affirmative votes (a “plurality vote”) of Common Stock cast at the Annual Meeting will be elected. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote on this matter without instructions from you.

●

For ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2017, the affirmative vote of a majority of the votes of Common Stock cast at the Annual Meeting is required. As the vote on this proposal is a routine matter under applicable rules, your bank, broker or other nominee may vote on this matter in the absence of contrary instructions from you.

●

For approval of an amendment to the Company’s 2010 Incentive Plan to increase the number of shares available to be issued under the Company’s 2010 Incentive Plan, the affirmative vote of a majority of the votes of Common Stock at the Annual Meeting is required. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote on this matter without instructions from you.

●

For approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, the affirmative vote of a majority of the votes of Common Stock at the Annual Meeting is required. Please note that while the Board intends to carefully consider the Stockholder vote on the executive compensation paid to the Company’s named executive officers; the vote is not binding on the Company and is advisory in nature. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote on this matter without instructions from you.

An automated system administered by the Company’s transfer agent will tabulate votes by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes or an abstention with respect to a particular proposed are not considered votes cast with respect to that proposal. Thus, broker non-votes and abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

May I change my proxy?

Yes. A proxy may be revoked by the Stockholder by giving the proxy, at any time before it is voted, a written notice of revocation delivered to the Company at its principal executive offices prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Table of Contents

PROPOSAL NO. 1 –	Election of Directors	1

PROPOSAL NO. 2 –	Ratification of Appointment of Independent Registered Public Accounting Firm	4

PROPOSAL NO. 3 –	Approval of an Amendment to the Company’s 2010 Incentive Plan to Increase the Number of Shares Available to be Issued Under the Company’s 2010 Incentive Plan	6

PROPOSAL NO. 4 -	Non-Binding Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers (“Say on Pay”)	12

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES		13

COMPENSATION OF DIRECTORS		17

AUDIT COMMITTEE REPORT		18

RELATED PERSON TRANSACTIONS		19

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		20

EXECUTIVE COMPENSATION AND RELATED INFORMATION		22

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END		24

ADDITIONAL INFORMATION		26

PROPOSAL NO. 1 - Election of Directors

The number of authorized directors on the Board is currently fixed at seven, with two vacancies. Directors are elected on an annual basis. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Frederick Wasserman, J. Randall Waterfield and Sushil Dhiman whose terms will expire upon the election and qualification of directors at the Annual Meeting.

The following table sets forth certain information with respect to each of the five nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to the Stockholders. The ages shown are as at June 10, 2016, the date on which this proxy statement was first delivered to Stockholders.

Name and Place of Residence	Age	Office
Clarke H. Bailey New Rochelle, New York	62	Director, Chair and member of the Compensation and Management Development Committee, Chair of the Board (1)
David Sandberg Boca Raton, Florida	43	Director, Chair and member of the Nominating and Governance Committee (3)(4)
Frederick Wasserman Pennington, New Jersey	61	Director, Chair and member of the Audit Committee (5)
J. Randall Waterfield New York, New York	43	Director (2)(4)
Sushil Dhiman Pleasanton, California	56	Director, President and Chief Executive Officer

(1)

Effective September 10, 2015, Clarke Bailey became chair of the Compensation and Management Development Committee. Lawrence Silber previously served as the chair of the Compensation and Management Development Committee until he resigned from the Board effective September 10, 2015. Effective September 10, 2015, Mr. Bailey became a member of the Nominating and Governance Committee, Mr. Silber had previously served until he resigned from the Board effective September 10, 2015.

(2)	Member of the Nominating and Governance Committee.
(3)	Member of the Compensation and Management Development Committee.
(4)	Member of the Audit Committee.
(5)

Effective September 10, 2015, Mr. Wasserman became a member of the Compensation and Management Development Committee, Mr. Silber had previously served as a member until he resigned from the Board effective September 10, 2015.

Clarke H. Bailey joined the Board of Directors in June 2011. Mr. Bailey served as Executive Chairman and Interim Chief Financial Officer of the Company from May 2013 to April 2014. Mr. Bailey is presently the Chairman and CEO of EDCI Holdings, Inc., a holding company, a position held since 2009. In addition to EDCI, he serves as a Director on the Board of Iron Mountain Incorporated where he has served since 1998 and is currently Chairman of its Risk and Safety Committee. Previously, Mr. Bailey served as the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a Director on four other public company boards, five private company boards, and three non-profit boards of trustees. The Board believes that his significant experience in manufacturing, finance and M&A, and serving as a Chief Executive Officer and on both public and private boards make him well qualified to serve as a director.

David Sandberg joined the Board of Directors in April 2009. Mr. Sandberg is the managing member of Red Oak Partners, LLC, which he founded in March 2003.  He is the portfolio manager of various funds managed by Red Oak Partners. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund, where he was employed from 1998-2002. Mr. Sandberg serves as the Chairman of the Board of Asure Software, Inc. and Cord Blood America, Inc., both of which are public companies, and as Chairman of the Board of Kensington Vanguard Group, a private company.  He also serves as a Director of Issuer Direct Corporation., a public company, and WTI Holdings, LLC, a private company.  Previously Mr. Sandberg served as a director of public companies EDCI, Inc., RF Industries, Ltd. and Planar Systems, Inc. Mr. Sandberg has experience serving as a member of and as Chairman of each of Audit, Compensation, Nominating & Governance, and Strategic committees for public companies.  He received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University in 1994. Red Oak Partners LLC is SMTC’s largest stockholder. The Board believes that his experience serving as director on other public companies, as well has his experience in finance and public company capital market transactions, make him well qualified to serve as a director.

Frederick Wasserman joined the Board of Directors in August 2013. Mr. Wasserman is an accomplished executive who has leveraged 40 years of business experience helping to create significant shareholder value with a number of companies. Mr. Wasserman has been the president, chief operating officer and chief financial officer for a number of companies, including Mitchell & Ness Nostalgia Company where he was CFO and COO. He also served as President and CFO of Goebel of North America. Mr. Wasserman is currently, and has been since 2008, the President of FGW Partners LLC as well as the Chief Compliance Officer of Wynnefield Capital Inc., a stockholder of SMTC. He currently serves on the board of directors of Tapimmune Inc. since January 2016, MAM Software Group, Inc., National Holdings Corporation and DLH Holdings Corp. each of which is a publicly traded company. The Board believes that Mr. Wasserman’s experience serving as a director on publicly traded companies and significant management experience make him well qualified to serve as a director.

J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield is the Chairman of Waterfield Group, a diversified financial services holding company that traces its origins to 1928. After selling the largest private mortgage company in the US and largest Indiana based bank in 2006 and 2007 respectively, Waterfield Group has diversified into technology, real estate, asset management and merchant banking. Mr. Waterfield holds the Chartered Financial Analyst designation, and is a member of the Board of Directors of YPO International, a member of Mensa, and a graduate of Harvard University. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, Asure Software Inc. (Nasdaq: ASUR), Kensington Vanguard Title, Waterfield Technologies, and the Culver Military Summer School. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co. from 1996 through 1999, primarily responsible for institutional small capitalization growth portfolios. The Board believes that Mr. Waterfield’s experience in finance and M&A make him well qualified to serve as a director.

Sushil Dhiman joined the Company and Board of Directors in January 2014. He currently serves as the Company’s President and Chief Executive Officer, positions he has held since he joined the Company. Mr. Dhiman is a respected and accomplished executive with over 25 years of experience in the EMS industry. He joins SMTC from Sanmina Corporation where he was Senior Vice President of Operations from 2008 until he left to join the Company and where he was employed since 1999. During his career, he has been responsible for managing multiple facilities generating over $500 million in revenue. Mr. Dhiman has successfully grown and lead complex operations by developing new business and effectively managing costs and working capital. The Board believes Mr. Dhiman’s experience in the EMS industry along with his knowledge of the Company’s markets, products and technologies make him well qualified to serve as a director.

REQUIRED VOTE FOR ELECTION OF DIRECTORS

The election of each director requires the affirmative “FOR” votes of a plurality of the shares of Common Stock properly cast at the Annual Meeting for the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

On August 14, 2014, the Audit Committee (“the Committee”) of the Board of Directors of the Company approved the dismissal of KPMG LLP (Canada) (“KPMG LLP”) as the Company’s independent registered public accounting firm. On August 20, 2014 the Company engaged PricewaterhouseCoopers LLP (Canada) (“PwC LLP”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending September 28, 2014.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 14, 2014, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements for such periods. However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included material weaknesses as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013. Specifically, management concluded that there were weaknesses in the internal controls over processing and tracking transactions affecting inventory in the Company’s Chihuahua, Mexico facility and over the assessment of the recoverability of the Company’s deferred tax asset. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with KPMG LLP, and has authorized KPMG LLP to respond fully to the inquiries of PwC LLP concerning such material weaknesses.

The reports of KPMG LLP on the Company’s consolidated financial statements as of December 29, 2013 and December 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 29, 2013 and December 30, 2012 through August 20, 2014, the Company has not consulted with PwC LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to the Company by PwC LLP that PwC LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(v) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

The Committee has approved the engagement of PwC LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2017. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain PwC LLP and may retain that firm or another firm without resubmitting the matter to our stockholders for ratification. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from PwC LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

The Company changed its independent registered public accounting firm on August 20, 2014 from KPMG LLP to PwC LLP. Set forth below are the fees paid by the Company to its independent registered public accounting firms, KPMG LLP and PwC LLP, for the fiscal periods indicated.

	2015	2014
Audit fees	$437,210	$656,834
Audit-related fees	142,945	—
Tax fees	61,198	81,345

Total fees	$641,353	$738,178

The amounts are presented in USD and converted using average twelve month exchange rate of USD $1.00 to CAD $1.27 and USD $1.00 to CAD $1.10 for 2015 and 2014, respectively.

Audit Fees — Consists of fees for professional services provided in connection with the annual audit of the Company’s consolidated financial statements; the reviews of the Company’s quarterly results of operations and Quarterly Reports on Form 10-Q. Fees incurred during 2015 consisted of $437,210 payable to PwC LLP.

Audit Related Fees — Consists of fees for professional services related to the performance of the audit of the Company’s consolidated financial statements and the reviews of the Company’s quarterly results of operations and Quarterly Reports on Form 10-Q that are not included in audit fees. Fees incurred during 2015 consisted of $123,334 payable to PwC LLP.

Tax Fees — Consists of fees for professional services related to tax compliance, planning and consulting services. Fees incurred during 2015 consisted of $61,198 payable to PwC LLP.

Audit Committee Pre-Approval Policies and Procedures; Determination of Independence

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before the independent registered public accounting firm is engaged to render these services. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services is compatible with its independence. The Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the Company’s independent registered public accounting firm. The provision of services by the independent registered public accounting firm that are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The Audit Committee also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee. All audit and non-audit services performed by our independent registered public accounting firm have been pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm’s independence from us. For 2015, there were no fees billed by KPMG LLP or PwC LLP for services other than for audit, audit-related and tax-related services.

REQUIRED VOTE FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The affirmative “FOR” vote of a majority of shares of Common Stock at the Annual Meeting is required to ratify the appointment of PwC LLP as our independent registered public accounting firm for the fiscal year ended January 1, 2017. Abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 1, 2017.

PROPOSAL NO. 3—Approval of an Amendment to the Company’s 2010 Incentive Plan to Increase the Number of Shares Available to be Issued under the Company’s 2010 Incentive Plan

On May 27, 2016 the Board adopted, and is recommending that the Stockholders approve, an amendment (“Amendment”), to the SMTC Corporation 2010 Incentive Plan (the “2010 Incentive Plan”). The Stockholders initially voted to adopt the 2010 Incentive Plan at the Company’s 2010 Annual Meeting of Stockholders.  The purpose of the 2010 Incentive Plan is to advance the Company’s interests and those of affiliated entities by providing for the grant to participants of stock-based and other incentive awards. The Amendment submitted for approval by the Stockholders will increase the number of shares reserved for issuance under the 2010 Incentive Plan by 1,500,000 shares from 2,294,022 shares to 3,794,022 shares. Except for the amendment to the 2010 Incentive Plan to increase the number of shares authorized for issuance by 1,500,000 shares, the Company is not otherwise proposing to amend the 2010 Incentive Plan. As of May 18, 2016, there were 370,535 shares of Common Stock available for issuance under the 2010 Incentive Plan. The additional 1,500,000 shares proposed to be added to the 2010 Incentive Plan represent 9.1% of the Company’s outstanding shares of Common Stock as of May 18, 2016. If stockholders approve the proposed Amendment to our 2010 Incentive Plan, the total number of shares available for new grants under the 2010 Incentive Plan, plus the number of shares subject to outstanding awards under our 2010 Incentive Plan would be approximately 3,794,022 shares of Common Stock, which represent 23.0% of the Company’s outstanding shares of Common Stock as of May 18, 2016. The closing price of the Common Stock on the NASDAQ Stock Market on May 18, 2016 was $1.45.

In determining the size of the increase of the number of shares to be available for issuance under the 2010 Incentive Plan, the Company considered the historical burn-rate under the 2010 Incentive Plan, the number of shares of Common Stock expected to be added to the 2010 Incentive Plan on an annual basis pursuant to the “evergreen” provision described below, the increased potential dilution to Stockholders and Stockholder value transfer as a result of the 2010 Incentive Plan, as amended. In addition, based on the Company’s past award practices and its desire to continue to grant stock-based and other incentive awards, without an increase in the number of shares available for issuance under the 2010 Incentive Plan, the Company will be unable to issue appropriate levels of awards to key employees, directors and other participants in future ordinary award cycles. Awards under the 2010 Incentive Plan provide an essential component of the total compensation package offered to key employees, reflecting the importance that the Company places on motivating superior results with long-term, performance-based incentives. For these reasons, the Board approved the amendment to the 2010 Incentive Plan and presents the amendment to stockholders for approval.

As described below, notwithstanding the additional 1,500,000 shares of Common Stock proposed to be added to the 2010 Incentive Plan pursuant to the Amendment, the aggregate number of shares reserved for issuance under the 2010 Incentive Plan will also continue to increase on an annual basis pursuant to the terms of “evergreen” provision in the 2010 Incentive Plan, which provides that on the date of each of the Company’s annual meetings of the stockholders, ending with the 2019 annual meeting of stockholders, the number of shares reserved for issuance under the 2010 Incentive Plan will increase by a number of shares equal to the lesser of (i) 350,000 shares of Common Stock, (ii) one percent (1%) of the number of shares of Common Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding day (calculated by adding to the number of shares of Common Stock outstanding, all outstanding securities convertible into Common Stock on such date on an as converted basis), and (iii) an amount determined by the Administrator on or prior to the date of such annual meeting of stockholders.

To the extent that the Amendment is not approved by the stockholders, the 2010 Incentive Plan would continue to remain in place, but the number of shares of Common Stock available for issuance under the 2010 Incentive Plan would continue to remain at 370,535 shares of Common Stock (which number of available shares will increase over time under the “evergreen” provision described above).

KEY TERMS OF THE 2010 INCENTIVE PLAN

The principal features of the 2010 Incentive Plan as it exists today and as it is proposed to be amended, subject to receipt of stockholder approval, are summarized below. This summary does not contain all of the information about the 2010 Incentive Plan, and is qualified by reference to the full text of the 2010 Incentive Plan. A copy of the complete 2010 Incentive Plan, as amended, is included as Appendix A to this Proxy Statement. The following description is qualified in its entirety by reference to the full text of the 2010 Incentive Plan, which is incorporated herein by reference.

Plan Term.  The Incentive Plan became effective on July 28, 2010 (the “Effective Date”).   Under the terms of the 2010 Incentive Plan, no awards may be granted after the date immediately preceding the 10th anniversary of the Effective Date (which date is July 27, 2020), but previously granted awards may continue in accordance with their terms.

Shares Authorized. Excluding the shares of Common Stock that have been added or may in the future be added to the 2010 Incentive Plan to be issuable thereunder pursuant to the “evergreen” provision described below, an aggregate maximum of 3,794,022 shares of Common Stock (which figure includes the additional 1,500,000 shares of Common Stock proposed to be added to the 2010 Incentive Plan under the Amendment) may be delivered in satisfaction of awards under the 2010 Incentive Plan. The 2010 Incentive Plan also includes an “evergreen” provision that provides that on the date of each of the Company’s annual meetings of the stockholders, ending with the 2019 annual meeting of stockholders, the number of shares reserved for issuance under the 2010 Incentive Plan will increase by a number of shares equal to the lesser of (i) 350,000 shares of Common Stock, (ii) one percent (1%) of the number of shares of Common Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding day (calculated by adding to the number of shares of Common Stock outstanding, all outstanding securities convertible into Common Stock on such date on an as converted basis), and (iii) an amount determined by the Administrator on or prior to the date of such annual meeting of stockholders.

The number of shares of Common Stock delivered in satisfaction of awards shall be determined net of shares of Common Stock withheld by the Company in payment of the exercise price of the award or in satisfaction of tax withholding requirements with respect to the award. The number of shares of Common Stock delivered in satisfaction of awards shall not include any shares of Common Stock underlying awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest.

The maximum number of shares of Common Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Common Stock subject to SARs granted to any person in any calendar year will each be 350,000. The maximum number of shares of Common Stock subject to awards other than Stock Options or SARs granted to any person in any calendar year will be 350,000 shares. The maximum amount payable to any person in any year under cash awards will be $1,000,000. Each of these limits will be construed in accordance with Section 162(m) of the Code.

In the event of a stock dividend, stock split or combination of shares, including a reverse stock split, recapitalization or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.

Administration. The term “Administrator” as used in this proxy statement refers to the person (the Compensation and Management Development Committee of the Board and its delegates) charged with administering the Incentive Plan. The Administrator has discretionary authority to determine eligibility for and grant awards, to determine, modify or waive the terms and conditions of any award, to prescribe forms, rules and procedures, and otherwise to do all things necessary to carry out the purposes of the Incentive Plan. Determinations of the Administrator are conclusive and bind all parties.

Eligibility. Participation is limited to those employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the Administrator to receive an award.

Stock Options and SARs. Stock options give the holder the right to purchase shares of our Common Stock within a specified period of time at a specified price. SARs give the holder the right to exercise and receive an amount (payable in cash or shares of Common Stock) equal to the excess of the value of the Common Stock on the exercise date over the strike price. Two types of stock options may be granted under the 2010 Incentive Plan: incentive stock options or ISOs, which are subject to special tax treatment as described below, and non-statutory options or NSOs. Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The maximum term for stock options and SARs granted under the 2010 Incentive Plan is ten years, and the minimum strike price for both is the fair market value of the common stock at the time of grant. Strike price and other stock option or SAR terms and provisions are determined by the Administrator.

Stock Awards; Stock Units. Restricted or unrestricted shares of Common Stock, and stock units, including restricted stock units, may also be awarded under the 2010 Incentive Plan. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met and that the shares remain nontransferable until vested. Stock units are awards denominated in shares of Common Stock that provide for the future delivery of the shares or cash measured by the future value of the shares. Stock units may be made subject to vesting and other conditions and restrictions.

Cash Awards. The Incentive Plan may also be used to grant cash-based awards.

Performance Awards. Awards, including both Common Stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance-based compensation based exception to Section 162(m) where applicable, the Administrator may provide that performance criteria or payouts under an award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular award have been met.

Vesting. The Administrator may determine the time or times at which an award will vest or become exercisable and the terms on which an award requiring exercise will remain exercisable. In addition, the Administrator may at any time accelerate the vesting or exercisability of an award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the Incentive Plan may consist of authorized but unissued or treasury shares.

Mergers and Similar Transactions. In the event of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) a change in the composition of the Board such that the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director, the Administrator may take one or more of the following actions in accordance with the 2010 Incentive Plan:

●

If the transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all awards, or for the grant of substitute awards, by the acquiror or survivor or an affiliate.

●	If the transaction is one in which holders of our common stock will receive a cash or non-cash payment, the Administrator may provide as to some or all awards that the holder will receive payment for the award (a “cash-out”) in an amount equal to the excess, if any, of (i) the fair market value of one share of our Common Stock as determined by the Administrator times the number of shares subject to the award, less (ii) the aggregate exercise or purchase price, if any, under the award. Any cash-out will be on such payment and other terms, including as to medium of payment (cash or other property), as the Administrator determines, which terms need not be the same as those applicable in the transaction to holders of our common stock.

●	If there is no assumption or substitution of awards, or cash-out, the Administrator may provide that each award requiring exercise will become fully vested and exercisable, and the delivery of any shares of our common stock under outstanding stock units will be accelerated and those shares will be delivered, prior to the transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Administrator, to participate as a stockholder in the transaction.

●	Existing awards will terminate upon completion of the transaction.

●	Outstanding shares of restricted Common Stock will be treated the same as other outstanding shares of our Common Stock, subject to the Administrator’s ability to require ongoing limitations and restrictions with respect to the shares or any amounts delivered, exchanged or otherwise paid in respect of the shares.

●	The Administrator will have the discretionary authority to impose restrictions and limitations on cash, common stock or other property delivered in respect of any award to reflect any performance or other vesting conditions to which the award was subject.

Amendment. The Administrator may at any time amend attributes of the 2010 Incentive Plan or any outstanding award for any purpose which may at the time be permitted by law and may at any time terminate the 2010 Incentive Plan as to any future grants of awards. However, except as provided in the Plan, the Administrator may not alter the terms of an award so as to affect materially and adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the award. In addition, any amendment to the 2010 Incentive Plan shall be conditioned upon Stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

PLAN BENEFITS

During fiscal 2015, 91,818 restricted stock units were granted with a weighted average market value of $1.47 per unit. No other stock awards were granted in fiscal 2015. The future benefits or awards that may be received under the 2010 Incentive Plan by named executive officers, non-employee directors and non-executive officer employees are discretionary and are therefore not determinable at this time.

FEDERAL INCOME TAX EFFECTS

Stock option grants under the 2010 Incentive Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

Restricted stock, unrestricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made, except that unrestricted stock is taxable at the time the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Awards granted under the 2010 Incentive Plan may qualify as “performance-based compensation” under IRC §162(m) and thus preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under §162(m) of the IRC that is in excess of $1 million and paid to one of the Company’s most highly compensated executive officers. To qualify, options and other awards must be granted under the 2010 Incentive Plan by a committee consisting of two or more “outside directors” (as defined under §162(m) of the IRC) and options and stock appreciation rights must satisfy the 2010 Incentive Plan’s limit on the total number of shares that may be awarded to any one participant during any fiscal year. In addition, for awards other than options and stock appreciation rights to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.” Certain awards that may be made under the 2010 Incentive Plan may not qualify as performance based compensation and that performance-based compensation awards that are intended to be exempt from the deduction limitation may not meet the requirements to qualify for such exemption.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2010 Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of May 18, 2016 about our common stock that may be issued upon the exercise of options, warrants and rights under the 2010 Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights (2)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (3)(4)
	(a)	(b)	(c)
Equ Equity compensation plans approved by stockholders:	1,830,583	$1.85	1,870,535

Equity compensation plans not approved by stockholders:	0	0	0

(1)     Amount includes the number of shares of Common Stock underlying the outstanding stock options and restricted stock units.

(2)     Amount reflects weighted average exercise price of outstanding stock options only.

(3)     The Board of Directors has approved, subject to receipt of Stockholder approval, an increase in the number of shares available for grants under the 2010 Plan by 1,500,000 shares of Common Stock. The number of shares remaining available for future issuance of 1,870,535 includes the 1,500,000 shares approved by the Board of Directors.

(4)     The 2010 Incentive Plan includes an “evergreen” provision that provides that on the date of each of the Company’s annual meetings of the stockholders, ending with the 2019 annual meeting of stockholders, the number of shares reserved for issuance under the 2010 Incentive Plan will increase by a number of shares equal to the lesser of (i) 350,000 shares of Common Stock, (ii) one percent (1%) of the number of shares of Common Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding day (calculated by adding to the number of shares of Common Stock outstanding, all outstanding securities convertible into Common Stock on such date on an as converted basis), and (iii) an amount determined by the Administrator on or prior to the date of such annual meeting of stockholders.

STOCKHOLDER APPROVAL OF AMENDMENT TO INCENTIVE PLAN

The affirmative “FOR” vote of a majority of shares of Common Stock cast at the Annual Meeting is necessary to approve the amendment to the Incentive Plan. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2010 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE TO BE ISSUED UNDER THE COMPANY’S 2010 INCENTIVE PLAN.

PROPOSAL NO. 4 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers (“Say on Pay”)

Section 14A of the Exchange Act provides Stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say-on-pay” proposal, which gives Stockholders the opportunity to approve the Company’s compensation for its named executive officers as disclosed in this Proxy Statement by voting for or against the resolution set forth below:

“RESOLVED, that the stockholders of the SMTC Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the executive compensation tables, and the accompanying narrative discussion, set forth in the Company’s 2016 Proxy Statement.”

Unless the Board revises its policy on the frequency of future advisory votes, the next advisory vote on the compensation of the Company’s named executive officers will be held at the 2017 Annual General Meeting of Stockholders.

REQUIRED VOTE

Although this vote is advisory and not binding on the Company, the Compensation and Management Development Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative “FOR” vote of a majority of the shares of Common Stock cast at the Annual Meeting. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The number of authorized directors on the Board is currently fixed at seven, with two vacancies. The Board is currently composed of the five directors: Clarke H. Bailey, David Sandberg, J. Randall Waterfield, Frederick Wasserman and Sushil Dhiman. Lawrence Silber served as a director until September 10, 2015 when he resigned from serving on the Board.

During fiscal year 2015, the Board held 26 meetings, including regularly scheduled and special meetings, with the three standing committees. During fiscal year 2015, each director attended more than seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served. The Company does not have a formal written policy specifying whether directors must attend Stockholder meetings, however to the extent reasonably practicable, Board members are encouraged to attend Stockholder meetings in person or telephonically. One director then serving on the Board attended our 2015 Annual Meeting of the Stockholders.

Board Committees

The Board has three standing committees: an Audit Committee, Compensation and Management Development Committee and a Nominating and Governance Committee, each of which is described below. Each committee operates under a written charter that the Board adopted. All of the charters are publicly available on our website at www.smtc.com under the “Corporate Governance” link under the “Investor Relations” tab. You may also obtain a copy of our charters upon written request to our Investor Relations Department at our principal executive offices.

It is the role of the Nominating and Governance Committee to recommend to the Board candidates to serve on the committees. The Board elects committee members annually and they serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The following were the standing committees of the Board for fiscal year 2015 and the number of meetings each committee held during that period:

Committees	Number of Meetings	Members

Audit Committee	6	Frederick Wasserman (Chair), David Sandberg, J. Randall Waterfield

Compensation and Management Development Committee	6	Clarke H. Bailey (Chair) (1), Frederick Wasserman (1), David Sandberg, Lawrence Silber (Chair) (1),

Nominating and Governance Committee	2	David Sandberg (Chair), J. Randall Waterfield, Clarke Bailey (2), Lawrence Silber (2),

_____________________________

(1)

Lawrence Silber served as the chair of the Compensation and Management Development Committee until September 10, 2015. Mr. Bailey was appointed as the chair of the Compensation and Management Development Committee on September 10, 2015. Mr. Wasserman joined the Compensation and Management Development Committee on September 10, 2015.

(2)	Mr. Silber served as a member of the Nominating and Governance Committee until he resigned from the Board effective September 10, 2015. Mr. Bailey joined the Nominating and Governance Committee on September 10, 2015.

Director Independence

The Board has determined that each of Clarke H. Bailey, David Sandberg, J. Randall Waterfield and Frederick Wasserman is an “independent director” as defined in the rules of the NASDAQ Stock Market (“NASDAQ Rules”).

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by the NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in the NASDAQ Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as required by the NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by the NASDAQ Rules.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling their responsibility to stockholders, potential stockholders and the investment community in monitoring the Company’s accounting and reporting practices, the Company’s systems of internal accounting and financial controls, the Company’s compliance with legal and regulatory requirements related to financial reporting, the qualifications and independence of the Company’s independent auditor, the performance of the Company’s independent auditor, and the quality and integrity of the Company’s financial reports. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and unaudited quarterly financial statements, the disclosures in the Company’s annual and quarterly reports, critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website.

The Audit Committee consists of Frederick Wasserman (Chair), David Sandberg and J. Randall Waterfield. The Board has determined that Mr. Wasserman, who is currently the chairman of the Audit Committee, and Mr. Sandberg are “audit committee financial experts” as defined by the applicable rules of the Securities and Exchange Commission.

Compensation and Management Development Committee

The Compensation and Management Development Committee is responsible for discharging the Board’s duties relating to executive compensation. The Compensation and Management Development Committee makes all decisions regarding the compensation of the executive officers with input and recommendations from the Chief Executive Officer (except with respect to compensation decisions for the Chief Executive Officer himself). In addition, the Compensation and Management Development Committee is responsible for administering the Company’s executive compensation program. The Compensation and Management Development Committee reviews both short-term and long-term corporate goals and objectives with respect to the compensation of the Chief Executive Officer and the other executive officers. The Compensation and Management Development Committee also reviews and discusses with management the impact of the Company’s compensation policies and practices on risk-taking within the Company. The Compensation and Management Development Committee evaluates at least once a year the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the Chief Executive Officer and the other executive officers. The Compensation and Management Development Committee also reviews and recommends to the Board incentive-compensation plans that are subject to the Board’s approval. The Board of Directors has adopted a written charter for the Compensation and Management Development Committee, which is available on the Company’s website.

During fiscal year 2015, the Compensation and Management Development Committee engaged Compensation Resources Inc., at the Company’s expense, $15,400 to serve as compensation consultant to the Compensation and Management Development Committee for purposes of providing compensation advisory services for executives. Prior to engagement, the Compensation and Management Development Committee assessed the independence of Compensation Resources Inc. in accordance with NASDAQ Rules and determined that its work on behalf of the Compensation and Management Development Committee raised no conflict of interest.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed solely of independent directors, and participates in the search for qualified directors. The criteria for selecting nominees for election as directors of the Company includes experience in the operation of public companies, accomplishments, education, skills, and the highest personal and professional integrity. The Nominating and Corporate Governance Committee considers candidates suggested by its members and other directors, as well as management and other stockholders. The Nominating and Corporate Governance Committee uses the same process for evaluating candidates for directors regardless of the source of the recommendation. The candidate must be willing and available to serve and should represent the interests of all stockholders, and not of any special interest group. After conducting an initial evaluation of a candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director and will also ask the candidate to meet with other directors and management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board that candidate’s election to the Board.

The Nominating and Corporate Governance Committee does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but, when considering director candidates, it seeks individuals with backgrounds and skills that, when combined with those of the Company’s other directors, bring a broad range of complementary skills, expertise, industry and regulatory knowledge, and diversity of perspectives to build a capable, responsive and effective Board. Diversity considerations for a director nominee may vary at any time according to the particular area of expertise being sought to complement the existing Board composition.

A Stockholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. The Board has adopted a written charter for the Nominating and Governance Committee, which is available on the Company’s website.

Code of Ethics

The Board has adopted a Corporate Code of Ethics and Conduct, which is available on the Company’s website at www.smtc.com or in print without change to any person who requests such document in writing. Any such request should be made to the Company at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 Attn: Chief Financial Officer.

Communications with Directors

The Board has provided a process by which stockholders or other interested parties can communicate with the Board or with the non-management directors as a group. All such questions or inquiries should be directed to the President and Chief Executive Officer, Sushil Dhiman, who can be reached at sushil.dhiman@smtc.com. Mr. Dhiman will review and communicate pertinent inquiries to the Board or, if requested, the non-management directors as a group.

Leadership Structure

As part of the Company’s continued orderly transition in its leadership, the Board determined that it was in the best interests of the Company and its stockholders for separate individuals to serve as Chair of the Board and Chief Executive Officer, while recognizing that there may be circumstances in the future that would lead to the same individual serving in both capacities. The Company believes this leadership structure has been the most appropriate for it because the Board has been able to rely upon the experience and perspective Mr. Bailey has gained from serving both as a Director and while temporarily serving as the Company’s Executive Chair and Interim Chief Financial Officer during 2013 and 2014. Mr. Bailey fulfills his responsibilities as Chair through close interaction with management and all Directors.

Board Role in Risk Oversight

The Board is responsible for consideration and oversight of the risks facing the Company. The Board manages this oversight directly and through the Audit Committee and Compensation and Management Development Committee. The Board is kept informed by various reports provided to it on a regular basis, including reports made by management at the Board and Audit Committee and Compensation and Management Development Committee meetings. The Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Audit Committee regularly reviews these risks with the full Board. The Compensation and Management Development Committee reviews and discusses with management the impact of the Company’s compensation policies and practices on risk taking within the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s common stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities Exchange Commission on Forms 3, 4 and 5. Reporting Persons are required by Securities Exchange Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based on the Company’s review of copies of such forms it has received from its Reporting Persons, the Reporting Persons met their Section 16(a) filing requirements in a timely manner during fiscal year 2015.

Director Compensation

Effective December 11, 2014, the Board approved a revised compensation plan effective December 29, 2014 (commencement of fiscal year 2015) whereby the independent directors earns USD $40,000 per year for serving on the Board. The Chairman of the Audit Committee earns an additional retainer of USD $10,000, the Chairman of the Compensation and Management Development Committee earns an additional retainer of USD $7,000 and the Chairman of the Nominating and Governance Committee earns an additional retainer of USD $3,000. The Board Chair may be awarded additional cash and equity compensation if circumstances warrant. Annual equity compensation would also be provided to independent directors with an aggregate value of USD $20,000 to be issued in the form of either stock options or restricted stock units. Annual equity compensation would also be provided to the Board Chair with an aggregate value of USD $50,000 to be issued in the form of either stock options or restricted stock units. Board fees will be reduced on a prorated basis for nonattendance.

The following table outlines the compensation to the Board of Directors for the period ended January 3, 2016:

Name	Fees Earned or Paid in Cash ($)	Fees Earned In equity awards (a) ($)
Clarke Bailey	$ 80,000	$ 50,000
Lawrence Silber (b)	$ 32,951	$ 20,000
David Sandberg	$ 43,000	$ 20,000
J. Randall Waterfield	$ 40,000	$ 20,000
Frederick Wasserman	$ 50,000	$ 20,000

(a)

Stock based compensation for Directors were granted on December 11, 2014 and vested over a 12 month period. Mr. Bailey’s compensation includes stock based compensation of $25,000 as stock options and $25,000 as restricted stock units. All other Directors include stock based compensation of $10,000 as stock options and $10,000 as restricted stock units.

(b)	Mr. Silber resigned from the Board effective September 10, 2015.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s prior filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, Frederick Wasserman, David Sandberg, and J. Randall Waterfield. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended January 3, 2016. PwC LLP issued their unqualified report dated March, 17, 2016 on SMTC’s financial statements for the period ended January 3, 2016.

The Audit Committee has also discussed with PwC LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 16, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from PwC LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with PwC LLP its independence as an auditor. The Audit Committee concluded all meetings during fiscal year 2015 with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board the inclusion of SMTC’s audited financial statements for the period ended January 3, 2016 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

Frederick Wasserman, Chair

David Sandberg

J. Randall Waterfield

RELATED PERSON TRANSACTIONS

The Company uses a combination of Company policies and established review procedures, including adherence to NASDAQ Rules, to ensure related party transactions are reviewed, approved and ratified, as appropriate. We do not maintain these policies and procedures under a single written policy.

Other than as set forth below, there were no transactions required to be reported under Item 404(a) of Regulation S-K that were not required to be reviewed under the Company’s policies and procedures or where the Company’s policies and procedures for review were not followed in 2015.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 3, 2016, the number of shares beneficially owned and the percentage ownership for:

●     each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

●     each named executive officer named in our summary compensation table and each current director; and

●     all executive officers and current directors as a group.

As of June 3, 2016, our outstanding Common Stock consisted of 16,510,180 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 22, 2016. The inclusion in the table of any shares, however, does not constitute an admission that the named person is a direct or indirect beneficial owner of those shares for any other purpose.

		Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned(*)
Stockholders with more than 5% ownership:
Red Oak Partners, LLC (1)	2,823,349	20,230	2,843,579	17.2%
1969 SW 17th Street
Boca Raton, Florida 33486

Wynnefield Partners Small Cap Value, L.P. (2)
450 Seventh Avenue, Suite 509
New York, New York 10123	1,392,832	--	1,392,832	8.4%

Directors and Named Executive Officers:
Clarke Bailey	87,889	100,576	188,465	1.1%
David Sandberg (1)	2,823,349	20,230	2,843,579	17.2%
J. Randall Waterfield	451,079	20,230	471,309	2.9%
Frederick Wasserman	5,556	20,230	25,786	0.2%
Sushil Dhiman	113,800	29,144	142,944	0.9%
Jim Currie	--	--	--	--
All Directors and Executive Officers as a group (6 persons)	3,481,673	190,410	3,672,083	22.3%

* The number of shares of Common Stock deemed outstanding on June 3, 2016 with respect to a person or group includes (a) 16,510,180 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within 60 days of June 3, 2016 by the person or group in question.

(1)

Mr. Sandberg directly owns 648,956 shares of Common Stock and indirectly owns 2,174,393 shares of Common Stock as per Form 4 filed with Securities and Exchange Commission on December 30, 2015 and as summarized below;

Red Oak Partners, LLC ("ROP") serves as the general partner of The Red Oak Fund, LP, a Delaware limited partnership (the "Fund"), the direct owner of 1,088,470 shares. David Sandberg is the managing member of ROP and the Fund's portfolio manager.

ROP serves as a managing member of Pinnacle Capital Partners, LLC, a Florida limited liability company ("Pinnacle Partners"). Pinnacle Partners is the general partner of Pinnacle Opportunities Fund, LP, a Delaware limited partnership ("Pinnacle Fund"), the direct owner of 501,308 shares.

ROP serves as the general partner of The Red Oak Long Fund, LP, a Delaware limited partnership (the "Long Fund"), the direct owner of 523,679 shares. David Sandberg is the managing member of ROP and the Long Fund's portfolio manager.

ROP serves as the general partner of The Red Oak Institutional Founders Long Fund, LP, a Delaware limited partnership (the "Founders Fund"), the direct owner of 49,955 shares. David Sandberg is the managing member of ROP and the Founders Fund's portfolio manager.

ROP serves as the investment manager and has trading and voting authority over shares held in a separate managed account held by Wolverine Trading LLC (“Wolverine”) the direct owner of 10,981 shares.  David Sandberg is the managing member of ROP.

(2)

Includes shares of Common Stock held by Wynnefield Partners Small Cap Value, L.P., Wynnefield Capital Management, LLC, Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Capital, Inc. Profit Sharing Plan as disclosed in Schedule 13D/A filed with Securities and Exchange Commission on May 12, 2015.

EXECUTIVE COMPENSATION AND RELATED
INFORMATION

Executive Officer Compensation

The table below provides information concerning the compensation of our named executive officers.

In the “Salary” column, we disclose the base salary paid to each of our named executive officers. Salaries are paid in U.S. dollars unless otherwise noted, consistent with the terms of any applicable employment agreements.

In the “Option Awards” and “Stock Awards” columns, we disclose the aggregate grant date fair value of option awards granted and restricted stock units (“RSU”) respectively, in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options and RSUs are calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended January 3, 2016, and for which we recognize expense ratably over the vesting period.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the amount earned as a performance based bonus for that particular year. We disclose the amount paid as a discretionary bonus for that particular year.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	Stock Awards ($)(a)	Non-Equity Incentive Plan Compensation ($)(b)	All Other Compensation ($) (c)	Total ($)
Sushil Dhiman	2015	$370,000	$-	$-	$50,000	$5,000	$425,000
President and Chief Executive Officer	2014	$329,493	$67,000	$384,000	$283,663	$22,000	$1,086,156
Jim Currie (1)	2015	$319,948	$-	$-	$-	$-	$319,948
Interim Chief Financial Officer	2014	$245,795	$-	$-	$-	$-	$245,795

(1)

Mr. Currie was hired as Interim CFO and as a consultant, effective April 16th, 2014. The 2014 and 2015 salary amounts included in the compensation table are reported in U.S dollars converted from Canadian dollars using a twelve month average exchange rate of USD $1.00 to CAD $1.10 and USD $1.00 to CAD $1.27, respectively. The amounts listed in the salary column represent amounts paid as fees to the Knightsbridge Human Capital Management Inc. for Mr. Currie’s consulting services.

(a)

The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted during fiscal year computed in accordance with ASC 718. The fair values of these option awards and RSUs were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements. No awards were granted in 2015.

(i)

Mr. Dhiman was granted 87,433 stock options on December 11, 2014, with a Black-Scholes fair value of $0.77 per share and an exercise price of $1.80 per share. The stock options vest ratably over a three-year period. Mr. Dhiman was also granted 109,170 RSUs on January 6, 2014, at a fair value of $2.29 per unit (equaling the grant date closing stock price) issuable on January 6, 2017. Mr. Dhiman was also granted 37,222 RSUs on December 11, 2014, at a fair value of $1.80 per unit (equaling the grant date closing stock price) issuable on December 11, 2015. Mr. Dhiman was also granted 37,222 RSUs on December 11, 2014, at a fair value of $1.80 per unit issuable on December 11, 2017 if certain performance based criteria were met. In accordance with ASC 718, we record expense for this grant ratably over the vesting period respectively.

(b)	Amount disclosed for fiscal 2014 represents the short term incentive plan bonus earned by Mr. Dhiman as approved by the Board. This bonus was paid in April 2015. Amount disclosed for fiscal 2015 represented the discretionary bonus earned by Mr. Dhiman as approved by the Board.

(c)	Amount disclosed as other compensation represents the 2014 and 2015 housing allowances paid to Mr. Dhiman as approved by the Board.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and outstanding RSUs for each executive officer outstanding as at January 3, 2016. Each outstanding award is represented by a separate row, which indicates the number of securities underlying the award.

	Option Awards				Stock Awards
					Equity	Plan
					Incentive	Awards:
		Number of			Plan Awards: Number of Unearned Shares, Units or	Market or Payout Value of Unearned Shares, Units or
	Number of	Securities			Other	Other
	Securities	Underlying			Rights	Rights
	Underlying	Unexercised	Option		That	That
	Unexercised	Unearned	Exercise	Option	Have Not	Have Not
	Options	Options	Price	Expiration	Vested	Vested
Name	(#)	(#)	($)	Date	(#)	($)

Sushil Dhiman	87,433	58,289	1.80	12/11/2024
Sushil Dhiman					109,170	249,999
Sushil Dhiman					37,222	67,000

Agreements with CEO, Interim CFO and CFO

The Company entered into an employment offer letter dated December 16, 2013 with Mr. Dhiman (the “Offer Letter”) under which he is employed as President and Chief Executive Officer. The Offer Letter has not specified term and Mr. Dhiman’s employment is on an at-will basis. Mr. Dhiman’s salary is reviewed and may be adjusted annually. Mr. Dhiman participates in the Company’s short-term incentive plan and, beginning in 2015, was eligible to receive annual long-term equity awards. Mr. Dhiman receives severance benefits if his employment is terminated by him for good reason, by the Company without cause or either party following a change in control.

Effective April 16, 2014, the Company entered into an interim management services agreement with Knightsbridge Interim Management Inc. (the “Management Service Agreement”) and a letter of agreement (the “Letter of Agreement”) with Mr. Currie pursuant to which he provided services as Interim Chief Financial Officer. The Letter of Agreement stipulated that Mr. Currie was paid by Knightsbridge Interim Management Inc. and will not be entitled to participate in any insurance (other than director and officer insurance and errors and omissions insurance coverage maintained on his behalf), health, welfare or other benefit plans or remunerations available to SMTC's employees, except for reimbursement of pre-approved travel and other expenses incurred in this position. The Letter Agreement also required that SMTC indemnify Mr. Currie in connection with the performance of his duties as Interim Chief Financial Officer. The Management Services Agreement and Letter Agreement was terminated effective February 26, 2016.

SMTC has entered into an employment offer letter dated January 25, 2016 with Mr. Dunfield (the “Employment Letter”) under which he provides services as Chief Financial Officer. The Employment Letter has no specified term and Mr. Dunfield’s employment is on an at-will basis. Under the Employment Letter, Mr. Dunfield will receive an annual base salary of $225,000, subject to annual review. He will also be eligible for an annual bonus under SMTC’s short-term incentive plan with a target amount of 30% of base salary. The actual amount of the annual bonus will be based upon SMTC’s financial performance and Mr. Dunfield’s performance. Mr. Dunfield is eligible to participate in the benefit programs generally available to executive officers of SMTC.

For 2017, subject to Compensation and Management Development Committee approval, Mr. Dunfield will be eligible to receive annual long-term equity awards. The grant date value of these annual awards will be equal to 30% of Mr. Dunfield’s base salary. Mr. Dunfield will also receive an initial equity award, which will vest on the first and second anniversaries of the grant date.

If SMTC terminates Mr. Dunfield’s employment without cause or if Mr. Dunfield terminates his employment for good reason, SMTC will offer him severance benefits consisting of six months’ continuing salary and payment for accrued and unused vacation (to the extent required by applicable law). In addition, if Mr. Dunfield’s employment is terminated by SMTC without cause, or by Mr. Dunfield for good reason, in connection with or within 12 months following a change in control of SMTC, Mr. Dunfield will receive 12 months’ continuing salary, payment for accrued and unused vacation (to the extent required by applicable law), and all then-outstanding and unvested equity awards will fully vest upon such termination.

Defined Contribution Plan

The Company has a tax-qualified 401(k) defined contribution retirement plan established for U.S. employees in which named executive officers may participate.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Exchange Act of 1934, to be considered by the Company for inclusion in the proxy material for SMTC’s 2017 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before February 10, 2017 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2017 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent no later than May 27, 2017 and not earlier than April 22, 2017, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Additionally, our By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to complete, date, execute and promptly return their proxy.

Financial Statements and Form 10-K Annual Report

SMTC’s audited financial statements for the year ended January 3, 2016 and other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the Securities and Exchange Commission on March 17, 2016 (including exhibits) as amended by Amendment No. 1 to such Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on April 29, 2016. Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

EXHIBIT A

SMTC CORPORATION

2010 INCENTIVE PLAN

Section 1.               DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

Section 2.               PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards. No Awards shall be granted under the Plan prior to approval of the Plan by the stockholders of the Company.

Section 3.               ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Wherever reference is made in the Plan or in any Award to any action by the Administrator, the Administrator shall be deemed to have been authorized thereby (except as otherwise expressly provided herein or in the Award) to act in its sole and absolute discretion. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

Section 4.               LIMITS ON AWARDS UNDER THE PLAN

(a)           Number of Shares. The maximum number of shares of Stock that may be delivered upon satisfaction of Awards under the Plan shall be:

(1)     3,794,022 shares of Stock; plus

(2)     an annual increase to be added on the date of each annual meeting of the stockholders of the Company, beginning with the Effective Date and ending with the 2019 annual meeting of stockholders, equal to the least of (i) 350,000 shares of Stock, (ii) one percent (1%) of the number of shares of Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding day (calculated by adding to the number of shares of Stock outstanding, all outstanding securities convertible into Stock on such date on an as converted basis), and (iii) an amount determined by the Administrator on or prior to the date of such annual meeting of stockholders;

The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentence, be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award and, for the avoidance of doubt, without including any shares of Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. No more than 350,000 shares of Stock may be issued in satisfaction of the exercise or surrender of ISOs granted under the Plan, such maximum to be applied by taking into account the share-counting rules of the immediately preceding sentence to the extent consistent with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

1

(b)           Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. Other than as authorized by the Administrator, no fractional shares of Stock will be delivered under the Plan.

(c)           Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 350,000. The maximum number of shares subject to other Awards granted to any person in any calendar year will be 350,000 shares. The maximum amount payable to any person in any year under Cash Awards will be $1,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m).

Section 5.               ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for Awards of Stock Options other than ISOs, or of SARs, is limited to otherwise eligible individual who on the date of grant are providing services directly to the Company or to an Affiliate that is a subsidiary of the Company.

Section 6.               RULES APPLICABLE TO AWARDS

(a)           All Awards

(1)     Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant shall be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2)     Term of Plan. No Awards may be made after the day immediately preceding the 10th anniversary of the Effective Date, but previously granted Awards may continue beyond that date in accordance with their terms.

(3)     Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards requiring exercise) may be exercised only by the Participant. The Administrator may permit Awards other than ISOs to be transferred by gift, subject to such limitations as the Administrator may impose.

(4)     Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, the following rules will apply in the circumstances described therein:

A.     Immediately upon the cessation of the Participant's Employment and except as provided in (B) and (C) below, each Award requiring exercise that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited.

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B.     Subject to (C) and (D) below, all ISOs, Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of six months or such other period as determined by the Administrator in the case of non-ISO Stock Options and SARs or three months or such other period as determined by the Administrator in the case of ISOs or (ii) the period ending on the latest date on which such ISO, Stock Option, or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate.

C.     All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate.

D.     All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation of Employment if the Administrator determines that such cessation of Employment has resulted from or was in anticipation of an involuntary termination for Cause.

(5)     Taxes. The delivery, vesting or retention of Stock under an Award is conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

(6)     Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, on such terms as the Administrator determines. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with, the requirements of Section 409A.

(7)     Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(8)     Section 162(m). This Section 6(a)(8) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(8) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been satisfied and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(8) applies may be granted after the first meeting of the stockholders of the Company held in the 5th year following the year in which the stockholders last approved the list of possible performance measures specified in the definition of "Performance Criteria" until the listed performance measures set forth in the definition of "Performance Criteria" (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

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(9)     Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan shall be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

(10)     Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

(11)     Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b)           Awards Requiring Exercise

(1)     Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2)     Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (110% in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. No such Award, once granted, may be repriced other than in accordance with the applicable stockholder approval requirements of Nasdaq. Fair market value shall be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

(3)     Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator, and if legally permissible, (i) through the delivery of unrestricted shares of Stock that have a fair market value equal to the exercise price, subject to such minimum holding period requirements, if any, as the Administrator may prescribe, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4)     Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above).

Section 7.               EFFECT OF CERTAIN TRANSACTIONS

(a)           Mergers, etc. Except as otherwise provided in an Award, the following provisions shall apply in the event of a Covered Transaction:

(1)     Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

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(2)     Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), then subject to Section 7(a)(5) below the Administrator may provide for payment (a "cash-out"), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for "nonqualified deferred compensation" subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

(3)     Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, then subject to Section 7(a)(5) below each Award requiring exercise will become fully vested and exercisable, and the delivery of any shares of Stock remaining deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

(4)     Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; and (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

(5)     Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, if so determined by the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or the acceleration of exercisability of an Award under Section 7(a)(3) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts or Shares delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions or in the case of substituted Shares, bear any legend, as the Administrator deems appropriate to carry out the intent of the Plan.

(b)           Changes in and Distributions With Respect to Stock

(1)     Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

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(2)     Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and for the performance-based compensation rules of Section 162(m), where applicable.

(3)     Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

Section 8.               LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may also require such representations or agreements as counsel for the Company may consider appropriate to avoid violation of any applicable non-U.S. law. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

Section 9.               AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect materially and adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

Section 10.             OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

Section 11.             MISCELLANEOUS

(a)           Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

(b)           Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) will limit the ability of the Administrator or the Company to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

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Section 12.             ESTABLISHMENT OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All supplements adopted by the Board will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction and the Company will not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

Section 13.             GOVERNING LAW

Except as otherwise provided by the express terms of an Award agreement or under a sub-plan described in Section 12, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

"Administrator": The Compensation Committee, except that to the maximum extent permitted by applicable law the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" shall include the person or persons so delegated to the extent of such delegation.

"Affiliate": Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

"Award": Any or a combination of the following:

(i)	Stock Options.

(ii)	SARs.

(iii)	Restricted Stock.

(iv)	Unrestricted Stock.

(v)	Stock Units, including Restricted Stock Units.

(vi)	Performance Awards.

(vii)	Cash Awards.

(viii)	Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

"Board": The Board of Directors of the Company.

"Cash Award": An Award denominated in cash.

"Cause":   (i) In the case of a Participant as to whom the treatment of Awards upon termination of Employment is governed in relevant respect by the terms of an employment, severance or similar agreement and that contains a definition of "cause" that applies in such circumstances, such definition of "cause"; and (ii) in every other case, except as the Administrator may otherwise determine at the time of an Award (or thereafter with the consent of the Participant): the Participant’s (A) engaging in willful or gross misconduct or willful or gross neglect; (B) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or the Subsidiaries or its Affiliates; (C) commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company or the Subsidiaries or any Affiliate thereof; (D) fraud, misappropriation or embezzlement; (E) action or omission constituting a material failure to substantially and adequately perform the duties assigned to the Participant; (F) illegal act detrimental to the Company or the Subsidiaries or its Affiliates; or (G) repeated failure to devote substantially all of Participant’s business time and efforts to the Company in breach of any express commitment by the Participant.

"Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

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"Compensation Committee": The compensation committee of the Board.

"Company": SMTC Corporation, a Deleware corporation.

"Covered Transaction": Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, (iii) a dissolution or liquidation of the Company or (iv) a change in the composition of the Board such that the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

"Effective Date": the date on which the stockholders of the Company approve the Plan.

"Employee": Any person who is employed by the Company or an Affiliate.

"Employment": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of "Affiliate" above, in construing the provisions of any Award relating to the payment of "nonqualified deferred compensation" (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms shall be construed to require a "separation from service" (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a "separation from service" has occurred. Any such written election shall be deemed a part of the Plan.

"ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

"Participant": A person who is granted an Award under the Plan.

"Performance Award": An Award subject to Performance Criteria. The Administrator may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. Any action by the Administrator with respect to a Performance Award intended to qualify for the performance-based compensation exception under Section 162(m) shall be made by the Committee to the extent required by Section 162(m).

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"Performance Criteria": Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

"Plan": The SMTC Corporation 2010 Incentive Plan as from time to time amended and in effect.

"Restricted Stock": Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

"Restricted Stock Unit": A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

"SAR": A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

"Section 409A": Section 409A of the Code.

"Section 422": Section 422 of the Code.

"Section 162(m)": Section 162(m) of the Code.

"Stock": Common Stock of the Company, par value $0.01 per share.

"Stock Option": An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

"Stock Unit": An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

"Unrestricted Stock": Stock not subject to any restrictions under the terms of the Award.

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smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

VOTING INSTRUCTION CARD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2017.

	For	Withhold		For	Withhold		For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐	05 - Sushil Dhiman	☐	☐			

	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To ratify the increase of stock awards available to be issued under the 2010 Incentive Plan.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 8 7 5 0 2

02CGDA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2015 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smtc
manufacturing partner
to innovators

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 21, 2016.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Sushil Dhiman as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on July 21, 2016 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on July 20, 2016.

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

VOTING INSTRUCTION CARD 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2017.

	For	Withhold		For	Withhold		For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐	05 - Sushil Dhiman	☐	☐			

	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To ratify the increase of stock awards available to be issued under the 2010 Incentive Plan.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2015 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smtc
manufacturing partner to innovators

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 21, 2016.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Sushil Dhiman as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on July 21, 2016 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

smtc
manufacturing partner to innovators

IMPORTANT ANNUAL MEETING INFORMATION

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Vote by Internet
- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the SMTC Corporation Meeting to be Held on July 21, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/SMTX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/SMTX**.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 11, 2016 to facilitate timely delivery.

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Stockholder Meeting Notice

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 4:

1. The election of the following directors for a term ending 2017:
   01 Clarke Bailey
   02 David Sandberg
   03 J. Randall Waterfield
   04 Frederick Wasserman
   05 Sushil Dhiman
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
3. To ratify the increase of stock awards available to be issued under the 2010 Incentive Plan.
4. To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").

Management recommends a vote "FOR" all nominees, FOR proposals 2, 3 and 4.

The Board of Directors has fixed the close of business on May 27, 2016 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2015 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/SMTX.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials SMTC Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 11, 2016.

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